UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 30, 2019

THE PROCTER & GAMBLE COMPANY
 (Exact Name of Registrant as Specified in Charter)
PROCTER & GAMBLE Co

Ohio	001-00434	31-0411980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE PROCTER & GAMBLE PLAZA, CINCINNATI , OHIO 45202
 (Address of Principal Executive Offices, and Zip Code)

513-983-1100
Registrant’s Telephone Number, Including Area Code

   (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without Par Value	PG	New York Stock Exchange
4.125% EUR notes due December 2020	PG20A	New York Stock Exchange
0.275% Notes due 2020	PG20	New York Stock Exchange
2.000% Notes due 2021	PG21	New York Stock Exchange
2.000% Notes due 2022	PG22B	New York Stock Exchange
1.125% Notes due 2023	PG23A	New York Stock Exchange
0.500%Notes due 2024	PG24A	New York Stock Exchange
0.625% Notes due 2024	PG24B	New York Stock Exchange
1.375% Notes due 2025	PG25	New York Stock Exchange
4.875% EUR notes due May 2027	PG27A	New York Stock Exchange
1.200% Notes due 2028	PG28	New York Stock Exchange
1.250% Notes due 2029	PG29B	New York Stock Exchange
1.800% Notes due 2029	PG29A	New York Stock Exchange
6.250% GBP notes due January 2030	PG30	New York Stock Exchange
5.250% GBP notes due January 2033	PG33	New York Stock Exchange
1.875% Notes due 2038	PG38	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended tramsition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 7.01    REGULATION FD DISCLOSURE

On July 30, 2019, The Procter & Gamble Company (the "Company") issued a press release announcing its fourth quarter results and hosted a conference call related to those results. The Company is furnishing on Form 8-K a series of slides referenced in the conference call, which are also posted on the Company's website.

This 8-K is being furnished pursuant to Item 7.01, "Regulation FD Disclosure."

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
99.1	Informational Slides Provided by The Procter & Gamble Company dated July 30, 2019

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:  /s/ Sandra T. Lane
                Sandra T. Lane
              Assistant Secretary
              July 30, 2019

INDEX TO EXHIBIT(S)

Exhibit Number	Description
99.1	Informational Slides Provided by The Procter & Gamble Company dated July 30, 2019